UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 13, 2019

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The NASDAQ Global Select Market

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Splunk Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on June 13, 2019.  The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of Class I Directors

Name of Director	For	Against	Abstain	Broker Non-Votes
Mark Carges	117,180,378	637,730	24,775	16,950,198
Elisa Steele	117,206,257	613,093	23,533	16,950,198
Sri Viswanath	117,757,309	60,534	25,040	16,950,198

Mark Carges, Elisa Steele and Sri Viswanath were duly elected as Class I directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending January 31, 2020

For	Against	Abstain
133,641,039	1,038,846	113,196

The Company’s stockholders approved PricewaterhouseCoopers LLP, independent registered public accountants, to audit the Company’s financial statements for the fiscal year ending January 31, 2020, as disclosed in the proxy statement relating to the Annual Meeting.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
110,723,490	6,780,591	338,802	16,950,198

The Company’s stockholders approved Proposal 3, a non-binding advisory vote concerning the compensation of the named executive officers as disclosed in the proxy statement relating to the Annual Meeting.

Proposal 4: Advisory Vote on Frequency of Advisory Votes on Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstain
116,572,592	61,595	881,337	327,359

In accordance with the voting results, the Company’s board of directors (the “Board”) has determined to hold an advisory vote on executive compensation every year until the next stockholder vote on the frequency vote on executive compensation.  A stockholder vote on the frequency of stockholder votes on executive compensation is required to be held at least once every six years.

ITEM 8.01.    OTHER EVENTS.

In connection with the previously announced retirement of directors Thomas Neustaetter and Godfrey Sullivan effective immediately following the Annual Meeting, the Board determined to reduce the number of authorized directors to nine (9), effective as of the conclusion of the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Splunk Inc.

By:	/s/ Jason E. Child
Jason E. Child Senior Vice President and Chief Financial Officer

Date: June 14, 2019

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